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                                                                   EXHIBIT 10.KK


                                    AGREEMENT


        This Agreement (the "Agreement") is entered into by and between Provident American Corporation, a Pennsylvania corporation ("Provident") and HealthPlan Services, Inc., a Florida corporation ("HPS"), effective as of October ___, 1997 (the "Effective Date").

                                   BACKGROUND


        A. On even date herewith Provident Indemnity Life Insurance Company ("PILIC") and Provident American Life and Health Insurance Company ("PALHIC") and HPS have entered into a services agreement (the "Services Agreement") whereby HPS will provide administrative and other services to PILIC and PALHIC with regard to a block of business (the "Block of Business") developed through Provident's own distribution system of agents, subagents and general agents specified in the Services Agreement, and in return therefor will receive various fees as set forth in the Services Agreement.

        B. HPS hereby acknowledges Provident's efforts in inducing PILIC, a wholly-owned subsidiary of Provident, and PALHIC, a wholly-owned subsidiary of PILIC, to enter into the Services Agreement and to transfer to HPS the performance of administrative and other services in connection with the Block of Business.

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Provident and HPS hereby agree as follows:

        1.     Obligations of Provident.

               1.1 Provident hereby agrees to cause PILIC and PALHIC to each enter into the Services Agreement.

               1.2 Provident guarantees the prompt and timely payment and performance by each of PILIC and PALHIC of the obligations thereof to HPS as set forth in the Services Agreement.

               1.3 Provident further agrees to provide reasonable assistance to PILIC and PALHIC with respect to the transition of the administration of the Block of Business pursuant to the Services Agreement.

        2.     Obligations of HPS.

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               2.1    HPS agrees to pay to Provident the sum of $5 Million
Dollars (the "Fee"), $1 Million Dollars by wire transfer on or before October 16, 1997, and the balance of $4 Million Dollars by wire transfer on or before October 31, 1997, to be represented by a promissory note in the form attached hereto as Exhibit "B", as an inducement to Provident to perform the obligations of Provident under Paragraph 1 above and as payment to offset transition costs.

               2.2 The Fee shall be non-refundable, and Provident shall not have any obligation of any kind whatsoever to return any portion of the Fee.

        3.     Warranties of Provident.

               3.1 Provident is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania.

               3.2 This Agreement constitutes a valid and binding obligation of Provident enforceable against Provident in accordance with its terms. The undersigned officers have the full power and authority to execute and deliver this Agreement and perform the obligations of Provident hereunder, and no further action or authorization is necessary on the part of Provident or the undersigned officers in order to consummate the transaction herein contemplated.

               3.3 Provident is the owner of 100% of the issued and outstanding shares of the capital stock of PILIC.

               3.4 PILIC is the owner of 100% of the issued and outstanding shares of the capital stock of PALHIC.

        4.     Warranties of HPS.

               4.1 HPS is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida.

               4.2 This Agreement constitutes a valid and binding obligation of HPS enforceable against HPS in accordance with its terms. The undersigned officers have the full power and authority to execute and deliver this Agreement and perform the obligations of HPS hereunder, and no further action or authorization is necessary on the part of HPS or the undersigned officers in order to consummate the transaction herein contemplated.

               5. Term. The term of this Agreement shall commence on the Effective Date and shall continue in effect during the term of the Services Agreement.

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        6.     Miscellaneous Provisions.

               6.1 Modification; Waivers. No modification, amendment or waiver of this Agreement, or any part of it, shall be valid unless in writing, signed by the party sought to be charged therewith. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any subsequent breach or condition, whether of like or different nature.

               6.2 Governing Law/Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. The parties hereto agree to consent to the jurisdiction and venue of the courts of the State of Florida located in Hillsbourgh County, Florida, and of the United States District Court for the Middle District of Florida, and agree that all disputes between the parties shall be litigated only therein.

               6.3 References and Section Headings. Any reference to the singular shall include reference to the plural, and vice versa. Part and section headings are intended for the purpose of description only and shall not be used for purposes of interpretation of this Agreement.

               6.4 Severability. In the event any court of competent jurisdiction holds that a particular provision or requirement of this Agreement is in violation of any applicable law, such provision or requirement shall be enforced only to the extent it is not in violation of such law or is not otherwise unenforceable, and all other provisions and requirements of this Agreement shall remain in full force and effect.

               6.5 Notices. Any notice, demand or other document required or permitted to be delivered hereunder shall be in writing and shall be (i) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, (ii) delivered in person, by reputable delivery service, (iii) sent by telegram, or (iv) transmitted by facsimile, and shall be addressed to the recipient party at the address indicated below, or at such other address as such party shall indicate in a notice to the other party sent in accordance with this
Section 6.5:

                      IF TO PROVIDENT:

                      If Delivered by Hand or by U.S. Mail:

                                          Mr. James O. Bowles
                                          President and Chief Operating Officer
                                          Provident American Corporation
                                          2500 DeKalb Pike
                                          P.O. Box 511
                                          Norristown, PA  19404-0511

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                      If Delivered by Fax:

                                          1-610-279-1486

                      WITH A COPY TO:

                                          M. F. Beausang, Jr., Esquire
                                          Butera, Beausang, Cohen & Brennan
                                          630 Freedom Business Center
                                          Suite 212
                                          King of Prussia, PA  19406-1331

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                      IF TO HPS:          Phillip S. Dingle
                                          Senior Vice President & Chief Counsel

                                          HEALTHPLAN SERVICES, INC.

                      If Delivered by Hand:

                                          3501 Frontage Road
                                          Tampa, Florida  33607

                      If Delivered by U.S. Mail:

                                          P.O. Box 30098
                                          Tampa, Florida  33630-3098

                      If Delivered by Fax:

                                          1-813-287-6629

                                          P.O. Box 30098
                                          Tampa, Florida  33630-3098

               6.6 Entire Agreement. This Agreement contains the whole of the understanding between the parties hereto relating in any manner to its subject matter, and any representation, warranty, covenant, understanding or agreement not contained or incorporated in it by reference shall be of no force or effect. As of the Effective Date, this Agreement supersedes all prior proposals, discussions, writings, and agreements between any of the parties to this Agreement relating to the subject matter hereof.

               6.7 Binding Agreement; Assignment. This Agreement and all the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their permitted assigns. Neither this Agreement nor any other rights, interests, or obligations hereunder may be assigned by either party without the prior written consent of the other party hereto, which consent will not be unreasonably withheld. Any assignment in violation of this Agreement shall be void and to no effect. Notwithstanding the foregoing, HPS may assign its rights and obligations hereunder to a corporation affiliate of HPS, as such term is defined in the Services Agreement.

               6.8 Third Party Beneficiaries. This Agreement shall not, and is not intended to, confer upon any party, other than the parties hereto and their successors and permitted assigns, any rights, remedies, obligations or liabilities, except as expressly provided herein.

               6.9 Execution in Counterparts. This Agreement may be executed by the parties hereto signing the same instrument, or by

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each party hereto signing a separate counterpart or counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. The parties agree that documents executed by facsimile shall be acceptable in his transaction, and the signatures thereof shall have the same force and effect as original signatures.

               IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above-written.

                                           PROVIDENT AMERICAN CORPORATION
Attest:


_____________________________________      By:__________________________________
  M. F. Beausang, Jr., Secretary                Alvin H. Clemens, Chairman and
                                                    Chief Executive Officer



                                           HEALTHPLAN SERVICES, INC.
Attest:


_____________________________________      By:__________________________________
                                                    Timothy T. Clifford,
                                                  Chief Operating Officer,
                                                    Small Group Business

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